                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: July 31, 2002
(Date of earliest event reported)

Commission File No.: 333-75952


                      SLC Student Loan Receivables I, Inc.
                            SLC Student Loan Trust-I
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                            (Name of Co-Registrants)


    SLC Student Loan Trust-I, Student Loan Asset Backed Notes, Series 2002-1
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                                 (Name of Issue)


     Delaware                                           04-3598719
     Delaware                                           04-6959982
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(States of Incorporation)                  (I.R.S. Employer Identification Nos.)


750 Washington Boulevard
Stamford, Connecticut                                          06901
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Address of principal executive office                       (Zip Code)


                                 (203) 975-6923
                                 (203) 975-6112
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               Registrant's Telephone Number, including area code



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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.   Other Events

See the monthly statement attached as Exhibit 20.1 hereto distributed to holders of SLC Student Loan Trust-I, SLC Student Loan Asset Backed Notes, Series 2002-1.

ITEM 7.   Financial Statements and Exhibits

          (c) Exhibits furnished in accordance with Item 601(a) of Regulation
              S-K

Exhibit No.                          Description
-----------                          -----------
(EX-20.1)                            Monthly statement distributed to holders of
                                     SLC Student Loan Trust-I, SLC Student Loan
                                     Asset Backed Notes, Series 2002-1

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 By:  THE STUDENT LOAN CORPORATION, AS SERVICER


July 31, 2002

                                 By:    /s/ Steven J. Gorey
                                        ----------------------------------------
                                 Name:  Steven J. Gorey
                                 Title: Chief Financial Officer

                                INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.                       Description                    Electronic (E)
-----------                       -----------                    --------------
(EX-20.1)                  Monthly statement distributed                E
                           to holders of SLC Student Loan
                           Trust-I, SLC Student Loan Asset
                           Backed Notes, Series 2002-1.